UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): January 5, 2007


                                   XSUNX, INC.
                                   -----------
             (Exact name of registrant as specified in its charter)

Colorado                             000-29621              84-1384159
--------                             ---------              ----------
(State or other jurisdiction         (Commission            (IRS Employer
of incorporation)                    File Number)           Identification No.)


                      65 Enterprise, Aliso Viejo, CA 92656
                      ------------------------------------
               (Address of principal executive offices) (Zip Code)


Registrant's telephone number, including area code:  (949) 330-8060

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))



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                SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

Item 1.01 Entry into a Material Definitive Agreement

The Company has adopted a Stock Option Plan to enable the company to obtain and retain the services of the types of Employees, Consultants and Directors who will contribute to the Company's long rang success and to provide incentives which are linked directly to increases in share value which will inure to the benefit of all stockholders of the Company. A total of 20,000,000 shares of common stock are authorized under the plan.


                  SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits

A. Financial Statements

         None

B. Exhibits

         10.1 2007 XsunX, Inc. Option Plan

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  January 5, 2007                     XSUNX, INC.



                                            By: /s/ Tom Djokovich
                                                --------------------------------
                                                Tom Djokovich, President